Q U A R T E R L Y S U P P L E M E N T A L I N F O R M A T I O N FIRST QUARTER 2024 E x h i b i t 9 9 . 2

TABLE OF CONTENTS March 31, 2024 PAGE PAGE SUMMARY / HIGHLIGHTS 3 TENANT DATA TOP 15 TENANTS 18 FINANCIAL DATA QUARTERLY LEASING SUMMARY 19 CONSOLIDATED BALANCE SHEETS 4 LEASE ROLLOVER SCHEDULE 20 CONSOLIDATED STATEMENTS OF OPERATIONS 5 PROPERTY LEASES AND VACANCIES 21 NON-GAAP FINANCIAL DATA 6 SELECT CREDIT METRICS SUMMARY 10 DEBT OTHER FINANCIAL DATA 11 MORTGAGES AND NOTES PAYABLE 31 DEBT MATURITY SCHEDULE 33 CAPITAL DEPLOYMENT DEBT COVENANTS 34 QUARTERLY INVESTMENTS 12 DEVELOPMENT SUMMARY 13 COMPONENTS OF NET ASSET VALUE 35 CAPITAL EXPENDITURES AND LEASING COSTS 15 NON-GAAP MEASURES DEFINITIONS 36 PORTFOLIO DATA APPENDIX - OTHER PORTFOLIO 40 SAME STORE DATA 16 INDUSTRIAL PORTFOLIO INFORMATION 17 INVESTOR INFORMATION 41 This Quarterly Supplemental Information contains certain forward-looking statements which involve known and unknown risks, uncertainties or other factors not under LXP Industrial Trust (“LXP”)'s control which may cause actual results, performance or achievements of LXP to be materially different from the results, performance, or other expectations implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed under the headings “Management's Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in LXP's periodic reports filed with the Securities and Exchange Commission, including risks related to: (1) national, regional and local economic and political climates and changes in applicable governmental regulations and tax legislation, (2) the outbreak of highly infectious or contagious diseases and natural disasters, (3) authorization by LXP's Board of Trustees of future dividend declarations, (4) LXP's ability to achieve its estimates of net income attributable to common shareholders and Adjusted Company FFO for the year ending December 31, 2024, (5) the successful consummation of any lease, acquisition, development, build-to-suit, disposition, financing or other transaction, including the timing of any such transaction, the ultimate terms or achieving any estimated yields or rental rates(6) the failure to continue to qualify as a real estate investment trust, (7) changes in general business and economic conditions, including the impact of any legislation, (8) competition, (9) inflation and increases in operating costs, (10) labor shortages, (11) supply chain disruption and increases in real estate construction costs and raw materials costs and construction schedule delays, (12) defaults or non-renewals of significant tenant leases, (13) changes in financial markets and interest rates, (14) changes in accessibility of debt and equity capital markets, (15) future impairment charges, and (16) risks related to our investments in our non-consolidated joint ventures. Copies of the periodic reports LXP files with the Securities and Exchange Commission are available on LXP's web site at www.lxp.com. Forward-looking statements, which are based on certain assumptions and describe LXP's future plans, strategies and expectations, are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “estimates,” “projects”, “may,” “plans,” “predicts,” “will,” “will likely result,” “is optimistic,” “goal,” “objective” or similar expressions. Except as required by law, LXP undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the occurrence of unanticipated events. Accordingly, there is no assurance that LXP's expectations will be realized. See definitions of non-GAAP measures and reconciliations to applicable GAAP measures in this document. All information is on a consolidated basis unless noted.

SUMMARY / HIGHLIGHTS March 31, 2024 Quarterly Highlights Portfolio Statistics - Net Loss - $(0.01) per diluted common share # of Properties: 118 - Adjusted Company FFO - $0.16 per diluted common share # of States: 18 - Industrial Same-Store NOI increased 6.5% in 2024 compared to 2023 Square Footage: 57.3 million - Completed a 119,295 square foot lease extension amendment, raising Industrial Base and Ongoing Development Projects: (1) 4 Cash Base Rents by 28.0% and 27.9%, respectively Stabilized Portfolio % Leased: 95.5% - Acquired a 59.1 acre land parcel for $3.4 million and commenced development of a 625,200 square foot built-to-suit warehouse/distribution facility in the Greenville/Spartanburg, South Carolina # of Leases: 135 market subject to a 12-year lease, which is estimated to commence in January 2025 - Invested an aggregate of $25.5 million in development activities 5.8 years - Placed into service one warehouse/distribution facility containing 0.5 million square feet Weighted-Average Age: 9.4 years in the Phoenix, Arizona market, which was fully leased to a single tenant Developable Land:(2) 523 acres Footnote (1) Represents projects that have not been placed in service (2) Includes consolidated and non-consolidated developable land. Weighted-Average Lease Term (ABR): LXP is a real estate investment trust ("REIT") focused on single-tenant industrial real estate investments. LXP has been a publicly traded REIT since 1993 (NYSE: LXP). LXP's investment strategy is focused on the acquisition and development of high quality and well-located industrial warehouse and distribution facilities. Table of Contents 3

CONSOLIDATED BALANCE SHEETS (Unaudited and in thousands, except share and per share data) March 31, 2024 December 31, 2023 Assets: Real estate, at cost 3,951,860$ 3,774,239$ Real estate - intangible assets 310,989 314,525 Land held for development 81,034 80,743 Investments in real estate under construction 153,181 319,355 Real estate, gross 4,497,064 4,488,862 Less: accumulated depreciation and amortization 936,474 904,709 Real estate, net 3,560,590 3,584,153 Assets held for sale 25,123 9,168 Right-of-use assets, net 18,283 19,342 Cash and cash equivalents 163,213 199,247 Restricted cash 222 216 Short term investments 130,552 130,140 Investments in non-consolidated entities 47,010 48,495 Deferred expenses, net 35,549 35,008 Investment in a sales-type lease, net 64,061 63,464 Rent receivable - current 4,545 5,327 Rent receivable - deferred 83,049 80,421 Other assets 24,171 17,794 Total assets 4,156,368$ 4,192,775$ Liabilities and Equity: Liabilities: Mortgages and notes payable, net 58,843$ 60,124$ Term loan payable, net 297,027 296,764 Senior notes payable, net 1,286,711 1,286,145 Trust preferred securities, net 127,819 127,794 Dividends payable 39,572 39,610 Liabilities held for sale 622 417 Operating lease liabilities 18,993 20,233 Accounts payable and other liabilities 61,264 57,981 Accrued interest payable 18,255 11,379 Deferred revenue - including below market leases, net 8,967 9,428 Prepaid rent 17,781 17,443 Total liabilities 1,935,854 1,927,318 Commitments and contingencies Equity: Preferred shares, par value $0.0001 per share; authorized 100,000,000 shares: 94,016 94,016 29 29 Additional paid-in-capital 3,327,682 3,330,383 Accumulated distributions in excess of net income (1,241,595) (1,201,824) Accumulated other comprehensive income 8,423 9,483 Total shareholders' equity 2,188,555 2,232,087 Noncontrolling interests 31,959 33,370 Total equity 2,220,514 2,265,457 Total liabilities and equity 4,156,368$ 4,192,775$ Common shares, par value $0.0001 per share; authorized 600,000,000 shares, 294,289,569 and 293,449,088 shares issued and outstanding in 2024 and 2023, respectively Series C Cumulative Convertible Preferred, liquidation preference $96,770; 1,935,400 shares issues and outstanding Table of Contents 4

CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited and in thousands, except share and per share data) 2024 2023 Gross revenues: Rental revenue 85,207$ 83,417$ Other revenue 1,044 1,658 Total gross revenues 86,251 85,075 Expenses applicable to revenues: Depreciation and amortization (47,509) (45,741) Property operating (15,188) (15,243) General and administrative (9,493) (9,242) Non-operating income 3,769 194 Interest and amortization expense (16,984) (11,393) Impairment charges - (3,523) Change in allowance for credit loss 5 (79) Gains on sales of properties - 7,879 Income before provision for income taxes and equity in earnings (losses) of non-consolidated entities 851 7,927 Provision for income taxes (125) (216) Equity in earnings (losses) of non-consolidated entities (1,281) 3,604 Net income (loss) (555) 11,315 Less net (income) loss attributable to noncontrolling interests 286 (149) Net income (loss) attributable to LXP Industrial Trust shareholders (269) 11,166 Dividends attributable to preferred shares - Series C (1,572) (1,572) Allocation to participating securities (90) (72) Net income (loss) attributable to common shareholders (1,931)$ 9,522$ Net income (loss) attributable to common shareholders - per common share basic (0.01)$ 0.03$ Weighted-average common shares outstanding - basic 291,288,383 290,080,508 Net income (loss) attributable to common shareholders - per common share diluted (0.01)$ 0.03$ Weighted-average common shares outstanding - diluted 291,288,383 291,040,466 Three months ending March 31, Table of Contents 5

NON-GAAP FINANCIAL DATA (Unaudited and in thousands, except share and per share data) 2024 2023 FUNDS FROM OPERATIONS: Basic and Diluted: Net income (loss) attributable to common shareholders (1,931)$ 9,522$ Adjustments: Depreciation and amortization - real estate 46,208 44,860 Impairment charges - real estate - 3,523 Noncontrolling interest - OP units - 3 Amortization of leasing commissions 1,301 881 Joint venture and noncontrolling interest adjustment 1,563 2,400 Gain on sales of properties, including our share of non-consolidated entities - (12,654) FFO available to common shareholders and unitholders - basic 47,141 48,535 Preferred dividends 1,572 1,572 Amount allocated to participating securities 90 72 FFO available to common equityholders and unitholders - diluted 48,803 50,179 Allowance for credit losses (5) 79 Transaction costs(1) - 4 Noncontrolling interest adjustments - (4) Adjusted Company FFO available to all equityholders and unitholders - diluted 48,798$ 50,258$ Per Common Share and Unit Amounts: Basic: FFO 0.16$ 0.17$ Diluted: FFO 0.16$ 0.17$ Adjusted Company FFO 0.16$ 0.17$ Weighted-Average Common Shares: Basic: Weighted-average common shares outstanding - basic EPS 291,288,383 290,080,508 Operating partnership units (2) - 832,087 Weighted-average common shares outstanding - basic FFO 291,288,383 290,912,595 Diluted: Weighted-average common shares outstanding - diluted EPS 291,288,383 291,040,466 Preferred shares - Series C 4,710,570 4,710,570 Weighted-average common shares outstanding - diluted FFO 295,998,953 295,751,036 (1) Includes costs related to entering into a sales-type lease. (2) Includes OP units other than OP units held by us. Three months ending March 31, Table of Contents 6

NON-GAAP FINANCIAL DATA (CONTINUED) (Unaudited and in thousands) 2024 2023 Adjusted Company FFO available to all equityholders and unitholders - diluted 48,798$ 50,258$ FUNDS AVAILABLE FOR DISTRIBUTION Adjustments: Straight-line adjustments (2,702) (3,087) Lease incentives 138 96 Amortization of above/below market leases (449) (449) Sales-type lease non-cash income (592) (526) Non-cash interest 1,162 819 Non-cash charges, net 2,451 2,247 Capitalized interest and internal costs (2,056) (2,232) Second generation tenant improvements (453) (162) Second generation lease costs (1,094) (162) Joint venture and non-controlling interests adjustment 35 (70) Company Funds Available for Distribution 45,238$ 46,732$ Three months ending March 31, Table of Contents 7

NON-GAAP FINANCIAL DATA (CONTINUED) ($000) Net Operating Income ("NOI"): 2024 2023 Net income (loss) (555)$ 11,315$ Interest and amortization expense 16,984 11,393 Provision for income taxes 125 216 Depreciation and amortization 47,509 45,741 General and administrative 9,493 9,242 Transaction costs - 4 Non-operating/advisory fee income (4,813) (1,402) Gains on sales of properties - (7,879) Impairment charges - 3,523 Equity in (earnings) losses of non-consolidated entities 1,281 (3,604) Straight-line adjustments (2,702) (3,087) Lease incentives 138 96 Amortization of above/below market leases (449) (449) Sales-type lease adjustments (597) (447) NOI 66,414 64,662 Less NOI: Acquisitions, development and dispositions (2,319) (4,448) Same-Store NOI 64,095$ 60,214$ Three months ending March 31, Table of Contents 8

NON-GAAP FINANCIAL DATA (CONTINUED) ($000) Adjusted EBITDA: 3/31/2024 12/31/2023 9/30/2023 6/30/2023 Trailing 12 Months Net income (loss) attributable to LXP Industrial Trust shareholders (269)$ 14,601$ 12,664$ (8,048)$ 18,948$ Interest and amortization expense 16,984 13,887 10,965 10,144 51,980 Provision for income taxes 125 57 220 210 612 Depreciation and amortization 47,509 46,220 45,570 45,993 185,292 Straight-line adjustments (2,702) (1,750) (2,213) (2,638) (9,303) Sales-type lease non-cash income (592) (574) (558) (541) (2,265) Lease incentives 138 125 109 109 481 Amortization of above/below market leases (449) (449) (449) (449) (1,796) Gains on sales of properties - (17,977) (7,154) - (25,131) Impairment charges - - - 12,967 12,967 Debt satisfaction losses, net - 132 - - 132 Sales-type lease adjustments (5) (3) (2) (110) (120) Non-cash charges, net 2,451 2,195 2,243 2,249 9,138 Pro-rata share adjustments: Non-consolidated entities adjustment 3,709 3,794 2,652 3,562 13,717 Noncontrolling interests adjustment (245) 4,506 (27) (8) 4,226 Adjusted EBITDA 66,654$ 64,764$ 64,020$ 63,440$ 258,878$ Table of Contents 9

SELECT CREDIT METRICS SUMMARY (1) 12/31/2021 12/31/2022 12/31/2023 3/31/2024 Adjusted Company FFO Payout Ratio 56.7% 72.4% 72.1% 81.3% Unencumbered Assets $4.2 billion $4.5 billion $4.5 billion $4.5 billion Unencumbered NOI 92.6% 93.4% 96.3% 96.4% (Debt + Preferred) / Gross Assets 33.4% 32.1% 36.6% 36.5% Debt/Gross Assets 31.4% 30.1% 34.7% 34.6% Secured Debt / Gross Assets 1.7% 1.5% 1.2% 1.1% Unsecured Debt / Unencumbered Assets 33.5% 31.3% 38.4% 38.1% Net Debt / Adjusted EBITDA (2) 5.5x 6.4x 6.0x 6.1x (Net Debt + Preferred) / Adjusted EBITDA (2) 5.8x 6.9x 6.4x 6.4x Credit Facility Availability (3) $600.0 million $600.0 million $600.0 million $600.0 million Footnotes (1) LXP believes these credit metrics provide investors with additional information to evaluate its liquidity and performance. (2) Includes prorata share of non-consolidated assets. Adjusted EBITDA is for the last 12 months. (3) Subject to covenant compliance. Table of Contents 10

OTHER FINANCIAL DATA Future Rent Estimates for Current Leases Year Base Rent (1) Cash Base Rent (1) Difference 2024 - remaining 207,938$ 202,345$ (5,593)$ 2025 262,476 260,778 (1,698) Balance Sheet Other assets 24,171$ The components of other assets are: Deposits 1,575$ Equipment 167 Prepaids 7,419 Interest receivable 2,600 Other receivables 312 Deferred lease incentives 3,613 Derivative asset 8,370 Deferred asset 115 Accounts payable and other liabilities 61,264$ The components of accounts payable and other liabilities are: Accounts payable and accrued expenses 20,257$ Development, CIP and other accruals 35,631 Taxes 593 Deferred lease costs 636 Deposits 4,021 Transaction costs 126 Footnote (1) ($000) 3/31/2024 Amounts assume (i) lease terms for non-cancellable periods only, (ii) no new or renegotiated leases are entered into after 3/31/2024, and (iii) no properties are sold or acquired after 3/31/2024. Includes future rent estimates for leased development projects. Table of Contents 11

QUARTERLY INVESTMENTS SUMMARY PLACED IN SERVICE DEVELOPMENT: Property Type (% Owned) Square Feet Initial Cost Basis ($000)(1) Month Placed in Service Primary Lease Expiration Percent Leased Consolidated 1 Industrial (93%) 488,400 $ 52,767 February 01/2031 100% 2 Industrial (80%) (2) 1,085,280 80,825 February N/A 0% 3 Industrial (80%) (2) 1,053,360 64,285 February N/A 0% 3 2,627,040 $ 197,877 Footnotes (1) Initial cost basis excludes certain costs, such as incomplete tenant improvement costs, leasing costs and developer fee or partner promote, if any. (2) The warehouse distribution facility was placed into service vacant one year after the completion of base building construction in accordance with LXP policy. 3/31/2024 Market TOTAL PROPERTY INVESTMENTS Indianapolis, IN Central Florida Phoenix, AZ Table of Contents 12

DEVELOPMENT SUMMARY ONGOING DEVELOPMENT NOT IN SERVICE: GAAP LXP Actual / Estimated Estimated Investment Balance Amount Funded Base Building % Leased Estimated Project # of Estimated Project Cost as of 3/31/2024 as of 3/31/2024 Completion as of Placed in Service (% owned) Buildings Market Sq. Ft. ($000)(1) ($000)(2) ($000)(3) Date 3/31/2024 Date Consolidated Build-to-Suit Development Projects Leased 1 Piedmont (100%) (4) 1 Greenville/Spartanburg, SC 625,200 74,400$ 26,069$ 5,354$ 4Q 2024 100% 1Q 2025 Development Projects Available for Lease (5) 1 Smith Farms Building 3 (90%) 1 Greenville/Spartanburg, SC 1,091,888 76,900$ 73,242$ 70,266$ 2Q 2023 - - 2 South Shore (100%) (6) 2 Central Florida 213,195 33,500 30,439 30,295 2Q 2023 - 3Q 2023 - - 3 Etna Building D (100%) 1 Columbus, OH 250,000 30,200 23,431 22,964 1Q 2024 - - 3 Subtotal 4 1,555,083 140,600$ 127,112$ 123,525$ 4 Total Consolidated Development Projects 5 2,180,283 215,000$ 153,181$ 128,879$ DEVELOPMENT PLACED IN SERVICE: Initial Placed in Investment Project (% Owned) Service Market Sq. Ft. ($000)(2) Available for Lease 1 Ocala (80%) (7) 1Q 2024 Central Florida 1,085,280 80,825$ 2 Mt. Comfort (80%) (7) 1Q 2024 Indianapolis, IN 1,053,360 64,285 2 Subtotal 2,138,640 145,110$ Leased before/near Completion 1 Cotton 303 Building 2 (93%) 1Q 2024 Phoenix, AZ 488,400 52,767$ 2 The Cubes at Etna East (100%) (8) 4Q 2023 Columbus, OH 1,074,840 64,524 3 Smith Farms Building 2 (90%) 4Q 2023 Greenville/Spartanburg, SC 304,884 21,676 4 South Shore (100%) (6) 4Q 2023 Central Florida 57,690 7,985 5 Cotton 303 Building 1 (93%) 1Q 2023 Phoenix, AZ 392,278 37,173 6 Smith Farms Building 1 (90%) 4Q 2022 Greenville/Spartanburg, SC 797,936 64,067 7 Fairburn (100%) 4Q 2021 Atlanta, GA 907,675 47,568 8 KeHE Distributors (100%) 4Q 2021 Phoenix, AZ 468,182 61,490 9 Rickenbacker (100%) 1Q 2021 Columbus, OH 320,190 19,531 9 Subtotal 4,812,075 376,781$ 11 Total Development Placed In Service 6,950,715 521,891$ Footnotes (1) Estimated project cost includes estimated tenant improvements and leasing costs. (2) Excludes leasing costs and incomplete costs, if any. (3) Excludes noncontrolling interests' share. (4) (5) Estimated project cost excludes potential developer fee or partner promote, if any. (6) (7) The warehouse/distribution facility was placed in service vacant one year after the completion of base building construction. (8) In January 2024, LXP acquired its joint venture partners' interest in the property for $4.9 million. 3/31/2024 During the three months ended March 31, 2024, LXP acquired a 59.1 acre land parcel for a purchase price of $3.4 million and commenced construction of a build- to-suit warehouse/distribution facility subject to a lease with a 12-year lease term, which is estimated to commence in January 2025. During the fourth quarter of 2023, a 57,690 square foot portion of the project, representing 21% of the total project, was occupied by the tenant and placed into service. Table of Contents 13

DEVELOPMENT SUMMARY (CONTINUED) LAND HELD FOR INDUSTRIAL DEVELOPMENT: GAAP LXP Investment Balance Amount Funded Project 3/31/2024 3/31/2024 (% owned) Market ($000) ($000)(1) Consolidated 1 Reems & Olive (95.5%) Phoenix, AZ 73,973$ 74,610$ 2 Mt. Comfort Phase II (80%) Indianapolis, IN 5,329 4,284 3 ATL Fairburn (100%) Atlanta, GA 1,732 1,755 3 Total Consolidated Land Projects 81,034$ 80,649$ GAAP LXP Investment Balance Amount Funded Project 3/31/2024 3/31/2024 (% owned) Market ($000) ($000)(1) Non - Consolidated 1 Etna Park 70 (90%) Columbus, OH 9,750$ 11,271$ 2 Etna Park 70 East (90%) Columbus, OH 2,251 2,729 2 Total Non-Consolidated Land Projects 12,001$ 14,000$ Footnotes (1) Excludes noncontrolling interests' share. 73 52 21 3/31/2024 Approximate Acres 320 116 Approximate Acres 450 14 Table of Contents 14

CAPITAL EXPENDITURES AND LEASING COSTS (1) ($000) 2024 2023 First Generation Costs Tenant Improvements 163$ 1,271$ Leasing Costs - 300 Base Building 706 443 Total First Generation Costs 869$ 2,014$ Second Generation Costs Tenant Improvements 453$ 162$ Leasing Costs 1,094 162 Building Improvements 1,134 1,645 Total Second Generation Costs 2,681$ 1,969$ Total Capital Expenditures and Leasing Costs 3,550$ 3,983$ Footnote (1) Consolidated costs on a cash basis. Amounts exclude development projects, capitalized interest and internal costs, if any. Leasing costs includes payments for lease incentives, if any. Three months ending March 31, 3/31/2024 Table of Contents 15

SAME STORE DATA ($000) Same-Store NOI Same-Store NOI by Components 2024 2023 2024 2023 2024 2023 Total Cash Base Rent 64,618$ 60,799$ 63,462$ 59,664$ 1,156$ 1,135$ Tenant Reimbursements 13,532 12,720 13,524 12,712 8 8 Property Operating Expenses (14,055) (13,305) (14,036) (13,288) (19) (17) Same-Store NOI 64,095$ 60,214$ 62,950$ 59,088$ 1,145$ 1,126$ Change in Same-Store NOI 6.4% 6.5% 1.7% Same-Store Statistics Same-Store Statistics by Components As of 3/31/2024 As of 3/31/2023 As of 3/31/2024 As of 3/31/2023 As of 3/31/2024 As of 3/31/2023 Same-Store # of Properties 111 111 108 108 3 3 Same-Store Percent Leased(1) 99.2% 99.5% 99.2% 99.5% 100.0% 100.0% Footnotes (1) At 3/31/2024. Industrial OtherConsolidated Three months ended March 31, Three months ended March 31, Three months ended March 31, 3/31/2024 QUARTER Consolidated Industrial Other Table of Contents 16

INDUSTRIAL PORTFOLIO INFORMATION Markets (1) ABR % as of 3/31/2024 Industries ABR % as of 3/31/2024 Phoenix, AZ 13.3% Consumer Products 24.9% Greenville/Spartanburg, SC 9.8% Transportation/Logistics 19.4% Atlanta, GA 8.7% E-Commerce 14.0% Memphis, TN 7.3% Automotive 11.4% Houston, TX 5.7% Construction/Materials 10.4% Dallas/Ft. Worth, TX 5.4% Food 8.4% Cincinnati/Dayton, OH 5.3% Apparel 4.0% Indianapolis, IN 5.3% Specialty 2.2% Columbus, OH 4.4% Technology 2.1% Central Florida 3.8% Retail Department 2.0% Nashville, TN 3.6% Other 1.2% Chicago, IL 3.3% Total Industrial Portfolio Concentration (2) 100.0% Savannah, GA 2.6% Jackson, MS 2.4% St. Louis, MO 2.2% # of Properties 115 DC/Baltimore, MD 2.1% Square Feet 56,935,719 Charlotte, NC 2.1% % Investment Grade (3) 48.0% New York/New Jersey 2.0% % of ABR(4) 98.3% Cleveland, OH 1.9% % Leased(5) 95.5% Champaign-Urbana, IL 1.5% Weighted-Average Age (Years)(6) 9.3 Total Industrial Portfolio Concentration (2) 92.6% Weighted-Average ABR per SF(7) $4.72 Footnotes Weighted-Average Lease Term (Years)(8) 5.9 (1) Based on CoStar.com inventory data. % with Fixed Escalation(9) 98.1% (2) Total shown may differ from detailed amounts due to rounding. Average Annual Rent Escalation(10) 2.7% (3) Percent of ABR. Credit ratings based upon either tenant, guarantor or Average Building Size (SF) 503,856 parent/ultimate parent. Average Clear Height (Feet)(11) 33.2 (4) Based on ABR for consolidated properties owned. % Top 25 Markets(12) 77.5% (5) Percentage is for Stabilized Portfolio. % Top 50 Markets(12) 92.4% (6) Weighting based on square footage, excluding land parcels. Mortgage Debt ($000) $59,562 (7) Excludes land assets and all vacant square footage. (8) Weighting based on ABR. (9) Based on ABR. Excludes escalating leases in last year after last escalation. (10) Average Annual Rent Escalation based on next rent step percentages for leases with escalations. Excludes escalating leases in last year after last escalation. (11) Based on internal and external sources. (12) Percent of ABR based upon CoStar.com inventory data. 3/31/2024 Additional Information Table of Contents 17

TOP 15 TENANTS Tenants (1) Property Type Lease Expirations Number of Leases Sq. Ft. Leased Sq. Ft. Leased as a Percent of Consolidated Portfolio (2)(3) ABR as of 3/31/2024 ($000) ABR % as of 3/31/2024 ($000) (2)(4) Amazon Industrial 2026-2033 6 3,864,731 7.1% 18,616$ 6.8% Nissan Industrial 2027 2 2,971,000 5.4% 13,178 4.8% Kellanova Industrial 2027-2029 3 2,801,916 5.1% 9,738 3.5% Black and Decker Industrial 2029 & 2033 2 2,289,366 4.2% 9,427 3.4% Wal-Mart Industrial 2027-2031 3 2,351,917 4.3% 8,915 3.2% GXO Logistics Industrial 2024-2028 3 1,697,475 3.1% 7,619 2.8% Watco Industrial 2038 1 132,449 0.2% 6,445 2.3% Fedex Industrial 2028 2 292,021 0.5% 6,263 2.3% Owens Corning Industrial 2025-2027 3 863,242 1.6% 5,975 2.2% Mars Wrigley Industrial 2025 1 604,852 1.1% 5,473 2.0% Undisclosed (5) Industrial 2034 1 1,318,680 2.4% 5,434 2.0% Aligned Data Centers (6) Industrial 2042 1 - 0.0% 5,228 1.9% Georgia-Pacific Industrial 2028 & 2031 2 1,283,102 2.4% 5,113 1.9% Olam Industrial 2024 & 2037 2 1,196,614 2.2% 5,103 1.9% FIGS, Inc. Industrial 2031 1 488,400 0.9% 4,689 1.7% 33 22,155,765 40.6% 117,216$ 42.7% Footnotes (1) Tenant, guarantor or parent. (2) Total shown may differ from detailed amounts due to rounding. (3) Excludes vacant square feet. (4) Based on ABR for consolidated properties owned as of March 31, 2024. (5) Lease restricts certain disclosures. (6) Industrial development leased land, which is included in industrial portfolio. 3/31/2024 Table of Contents 18

QUARTERLY LEASING SUMMARY SECOND GENERATION Prior Term Lease Expiration Date Sq. Ft. New Base Rent Per Annum ($000)(1) Prior Base Rent Per Annum ($000) New Cash Base Rent Per Annum ($000)(1) Prior Cash Base Rent Per Annum ($000) LEASE EXTENSIONS 1 Cartersville (2) GA 08/2024 08/2027 119,295 786$ 614$ 785$ 614$ 1 TOTAL EXTENDED LEASES - SECOND GENERATION 119,295 786$ 614$ 785$ 614$ NEW VACANCY(3) Type Prior Lease Expiration Date Sq. Ft. Annualized 12/31/2023 Base Rent ($000) Annualized 12/31/2023 Cash Base Rent ($000) Industrial 1 Olive Branch MS Industrial 01/2024 118,211 495$ 528$ 2 Lockbourne OH Industrial 03/2024 320,190 1,853 1,901 2 TOTAL NEW VACANCY 438,401 2,348$ 2,429$ Footnotes (1) Assumes 12 months rent from the later of 4/1/2024 or lease commencement/extension, excluding free rent periods as applicable. (2) Extension signed in 4Q 2023, however, fair market value rent was determined in 1Q 2024 and a lease amendment was signed. (3) Excludes multi-tenant properties, disposed properties and non-consolidated investments. Location 3/31/2024 Location Table of Contents 19

LEASE ROLLOVER SCHEDULE - INDUSTRIAL ($000) Year Number of Leases Expiring ABR as of 3/31/2024 Percent of ABR as of 3/31/2024 Percent of ABR as of 3/31/2023 2024 - remaining 9 9,397$ 3.5% 6.7% 2025 13 18,212 6.8% 7.2% 2026 25 33,039 12.3% 12.2% 2027 16 37,370 13.9% 14.3% 2028 8 18,253 6.8% 6.9% 2029 18 36,274 13.4% 10.3% 2030 10 30,147 11.2% 11.3% 2031 13 27,091 10.0% 8.8% 2032 3 5,348 2.0% 2.1% 2033 3 12,436 4.6% 2.8% Thereafter 14 42,236 15.7% 15.1% Total (1) 132 269,803$ 100.0% Footnotes (1) Total shown may differ from detailed amounts due to rounding. 3/31/2024 $- $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 $45,000 1Q 2024 1Q 2023 Table of Contents 20

PROPERTY LEASES AND VACANCIES - 3/31/2024 Year of Lease Expiration Date of Lease Expiration CoStar Market (1) Property Location City State Note Sq. Ft. Leased or Available (2) Annualized Base Rent as of 3/31/2024 ($000) Annualized Cash Base Rent ("ABR") as of 3/31/2024 ($000) INDUSTRIAL PROPERTIES SINGLE TENANT WAREHOUSE/DISTRIBUTION 2024 4/30/2024 Nashville, TN 6050 Dana Way Antioch TN 21 11,238 150 150 7/31/2024 Greenville/Spartanburg, SC 231 Apple Valley Rd. Duncan SC -- 75,320 380 380 8/31/2024 Houston, TX 9701 New Decade Dr. Pasadena TX -- 102,863 530 567 Memphis, TN 11555 Silo Dr. Olive Branch MS 22 927,742 3,078 3,053 9/30/2024 Memphis, TN 3820 Micro Dr. Millington TN 22 701,819 1,985 2,065 10/31/2024 Dallas/Ft. Worth, TX 2115 East Belt Line Rd. Carrollton TX -- 58,202 230 262 11/30/2024 DC/Baltimore, MD 150 Mercury Way Winchester VA -- 324,535 1,716 1,790 12/31/2024 Indianapolis, IN 4600 Albert S White Dr. Whitestown IN -- 95,832 469 455 Chicago, IL 749 Southrock Dr. Rockford IL -- 150,000 638 675 2025 3/31/2025 Atlanta, GA 95 International Pkwy. Adairsville GA -- 124,251 653 675 4/30/2025 Houston, TX 10565 Red Bluff Rd. Pasadena TX -- 248,240 1,237 1,262 5/31/2025 Atlanta, GA 7875 White Rd. SW Austell GA -- 604,852 5,323 5,473 6/30/2025 Savannah, GA 1319 Dean Forest Rd. Savannah GA -- 355,527 1,818 1,873 7/31/2025 Indianapolis, IN 5352 Performance Way Whitestown IN -- 380,000 1,367 1,431 Cleveland, OH 7005 Cochran Rd. Glenwillow OH 15 458,000 2,061 2,164 8/31/2025 Indianapolis, IN 4900 Albert S White Dr. Whitestown IN -- 85,232 436 445 Savannah, GA 1315 Dean Forest Rd. Savannah GA -- 88,503 525 556 9/30/2025 Greenville/Spartanburg, SC 7870 Reidville Rd. Greer SC -- 396,073 1,666 1,723 Atlanta, GA 95 International Pkwy. Adairsville GA -- 100,960 531 531 Nashville, TN 6050 Dana Way Antioch TN -- 117,600 410 446 12/31/2025 Phoenix, AZ 4445 N. 169th Ave. Goodyear AZ -- 160,140 1,007 1,028 Minneapolis/St Paul, MN 1700 47th Ave. North Minneapolis MN -- 18,620 605 605 Table of Contents 21

PROPERTY LEASES AND VACANCIES - 3/31/2024 Year of Lease Expiration Date of Lease Expiration CoStar Market (1) Property Location City State Note Sq. Ft. Leased or Available (2) Annualized Base Rent as of 3/31/2024 ($000) Annualized Cash Base Rent ("ABR") as of 3/31/2024 ($000) INDUSTRIAL PROPERTIES WAREHOUSE/DISTRIBUTION 2026 1/31/2026 Greenville/Spartanburg, SC 231 Apple Valley Rd. Duncan SC -- 120,680 598 650 2/28/2026 Central Florida 3102 Queen Palm Dr. Tampa FL -- 229,605 1,693 1,806 3/31/2026 Central Florida 2455 Premier Row Orlando FL -- 205,016 786 508 Lewisburg, TN 633 Garrett Pkwy. Lewisburg TN -- 310,000 1,287 1,314 4/30/2026 Phoenix, AZ 16811 W. Commerce Dr. Goodyear AZ -- 540,349 2,444 2,458 6/30/2026 Greenville/Spartanburg, SC 425 Apple Valley Rd. Duncan SC -- 163,680 752 769 Cincinnati/Dayton, OH 575-599 Gateway Blvd. Monroe OH -- 194,936 1,113 1,062 Columbus, OH 351 Chamber Dr. Chillicothe OH -- 136,495 629 629 7/31/2026 Columbus, OH 1860 Walcutt Rd. Columbus OH -- 97,934 501 494 Savannah, GA 1004 Trade Center Pkwy. Savannah GA -- 270,252 1,433 1,443 8/31/2026 Savannah, GA 1004 Trade Center Pkwy. Savannah GA -- 149,415 821 841 9/30/2026 Greenville/Spartanburg, SC 425 Apple Valley Rd. Duncan SC -- 163,680 669 722 St. Louis, MO 3931 Lakeview Corporate Dr. Edwardsville IL -- 769,500 2,696 2,776 Nashville, TN 6050 Dana Way Antioch TN -- 67,200 394 405 Phoenix, AZ 9494 W. Buckeye Rd. Tolleson AZ -- 186,336 1,109 1,135 Dallas/Ft. Worth, TX 3737 Duncanville Rd. Dallas TX -- 510,400 2,365 2,526 10/31/2026 Greenville/Spartanburg, SC 235 Apple Valley Rd.    Duncan SC -- 177,320 962 966 Charlotte, NC 2203 Sherrill Dr. Statesville NC -- 639,800 2,796 2,851 Cleveland, OH 10345 Philipp Pkwy. Streetsboro OH -- 649,250 2,883 2,958 11/30/2026 Erwin, NY 736 Addison Rd. Erwin NY -- 408,000 1,584 1,592 Philadelphia, PA 250 Rittenhouse Cir. Bristol PA -- 241,977 1,146 1,303 12/31/2026 Houston, TX 4600 Underwood Rd. Deer Park TX -- 402,648 1,507 1,816 Indianapolis, IN 180 Bob Glidden Blvd. Whiteland IN -- 179,530 787 820 Indianapolis, IN 76 Bob Glidden Blvd. Whiteland IN -- 168,480 787 789 Table of Contents 22

PROPERTY LEASES AND VACANCIES - 3/31/2024 Year of Lease Expiration Date of Lease Expiration CoStar Market (1) Property Location City State Note Sq. Ft. Leased or Available (2) Annualized Base Rent as of 3/31/2024 ($000) Annualized Cash Base Rent ("ABR") as of 3/31/2024 ($000) INDUSTRIAL PROPERTIES WAREHOUSE/DISTRIBUTION 2027 1/31/2027 Kansas City, MO 27200 West 157th St. New Century KS -- 446,500 1,240 1,205 2/28/2027 Central Florida 5275 Drane Field Rd. Lakeland FL -- 68,420 388 414 Jackson, MS 554 Nissan Pkwy. Canton MS -- 1,466,000 6,200 6,519 3/31/2027 Greenville/Spartanburg, SC 417 Apple Valley Rd. Duncan SC -- 195,000 1,052 1,081 4/30/2027 Nashville, TN 200 Sam Griffin Rd. Smyrna TN -- 1,505,000 6,560 6,659 San Antonio, TX 16407 Applewhite Rd. San Antonio TX -- 849,275 2,994 3,075 7/31/2027 Savannah, GA 335 Morgan Lakes Industrial Blvd. Pooler GA -- 499,500 2,080 2,173 8/31/2027 Cincinnati/Dayton, OH 600 Gateway Blvd. Monroe OH -- 994,013 3,945 3,526 Columbus, OH 200 Arrowhead Dr. Hebron OH -- 400,522 1,449 1,465 Atlanta, GA 41 Busch Dr. Cartersville GA -- 119,295 786 614 9/30/2027 Memphis, TN 1550 Hwy 302 Byhalia MS -- 615,600 2,439 2,553 10/31/2027 Central Florida 5275 Drane Field Rd. Lakeland FL -- 36,274 266 264 Jackson, TN 201 James Lawrence Rd. Jackson TN -- 1,062,055 3,944 4,032 12/31/2027 Phoenix, AZ 1515 South 91st Ave. Phoenix AZ -- 334,222 2,844 2,844 Chicago, IL 3686 South Central Ave. Rockford IL -- 93,000 500 419 2028 1/31/2028 Atlanta, GA 490 Westridge Pkwy. McDonough GA -- 1,121,120 3,737 3,918 3/31/2028 New York/New Jersey 29-01 Borden Ave./29-10 Hunters Point Ave. Long Island City NY -- 140,330 5,135 5,512 Central Florida 3775 Fancy Farms Rd. Plant City FL -- 330,176 1,955 1,865 5/31/2028 Memphis, TN 6495 Polk Ln. Olive Branch MS -- 151,691 759 751 Nashville, TN 6050 Dana Way Antioch TN -- 126,215 476 470 8/31/2028 Houston, TX 4100 Malone Dr. Pasadena TX -- 233,190 1,359 1,329 Indianapolis, IN 4900 Albert S White Dr. Whitestown IN -- 63,840 309 315 10/31/2028 Atlanta, GA 1625 Oakley Industrial Blvd. Fairburn GA -- 907,675 4,223 4,093 2029 1/31/2029 Indianapolis, IN 1285 W. State Road 32  Lebanon IN -- 741,880 2,662 2,634 Table of Contents 23

PROPERTY LEASES AND VACANCIES - 3/31/2024 Year of Lease Expiration Date of Lease Expiration CoStar Market (1) Property Location City State Note Sq. Ft. Leased or Available (2) Annualized Base Rent as of 3/31/2024 ($000) Annualized Cash Base Rent ("ABR") as of 3/31/2024 ($000) INDUSTRIAL PROPERTIES WAREHOUSE/DISTRIBUTION 2029 1/31/2029 Greenville/Spartanburg, SC 70 Tyger River Dr. Duncan SC -- 408,000 2,527 2,407 2/28/2029 Greenville/Spartanburg, SC 140 Smith Farms Pkwy. Greer SC 3 304,884 1,757 1,799 3/31/2029 Indianapolis, IN 4600 Albert S White Dr. Whitestown IN -- 53,240 339 306 4/30/2029 Greenville/Spartanburg, SC 230 Apple Valley Rd. Duncan SC -- 275,400 1,420 1,377 Houston, TX 10535 Red Bluff Rd. Pasadena TX -- 257,835 1,741 1,795 5/31/2029 Atlanta, GA 7225 Goodson Rd. Union City GA -- 370,000 2,577 1,521 6/30/2029 Memphis, TN 11624 S. Distribution Cv. Olive Branch MS -- 1,170,218 4,101 3,959 7/31/2029 Greenville/Spartanburg, SC 5795 North Blackstock Rd. Spartanburg SC -- 341,660 1,688 1,688 Memphis, TN 8500 Nail Rd. Olive Branch MS -- 716,080 2,751 2,786 8/31/2029 Dallas/Ft. Worth, TX 8601 E. Sam Lee Ln. Northlake TX -- 1,214,526 4,278 4,214 9/30/2029 Indianapolis, IN 1627 Veterans Memorial Pkwy. E. Lafayette IN -- 309,400 1,427 1,241 Chicago, IL 6225 E. Minooka Rd. Minooka IL -- 1,034,200 2,931 2,892 11/21/2029 Columbus, OH 1860 Walcutt Rd. Columbus OH -- 194,796 983 949 11/30/2029 Chicago, IL 1460 Cargo Court Minooka IL -- 705,661 2,857 2,814 12/31/2029 Greenville/Spartanburg, SC 402 Apple Valley Rd. Duncan SC -- 235,600 1,263 1,213 Chicago, IL 200 International Pkwy. S. Minooka IL -- 473,280 2,138 2,105 2030 1/31/2030 Dallas/Ft. Worth, TX 3201 N. Houston School Rd. Lancaster TX -- 468,300 1,669 1,630 3/31/2030 Memphis, TN 549 Wingo Rd. Byhalia MS -- 855,878 4,388 4,541 5/31/2030 St. Louis, MO 4015 Lakeview Corporate Dr. Edwardsville IL -- 1,017,780 3,460 3,054 6/30/2030 Richmond, VA 2601 Bermuda Hundred Rd. Chester VA 4 1,034,470 3,851 4,071 Cincinnati/Dayton, OH 700 Gateway Blvd. Monroe OH -- 1,299,492 5,515 5,387 Dallas/Ft. Worth, TX 1704 S. I-45 Hutchins TX -- 120,960 617 601 8/31/2030 Central Florida 3400 NW 35th Street Rd. Ocala FL -- 617,055 3,014 2,914 9/30/2030 Phoenix, AZ 255 143rd Ave. Goodyear AZ -- 801,424 4,193 4,097 Table of Contents 24

PROPERTY LEASES AND VACANCIES - 3/31/2024 Year of Lease Expiration Date of Lease Expiration CoStar Market (1) Property Location City State Note Sq. Ft. Leased or Available (2) Annualized Base Rent as of 3/31/2024 ($000) Annualized Cash Base Rent ("ABR") as of 3/31/2024 ($000) INDUSTRIAL PROPERTIES WAREHOUSE/DISTRIBUTION 2030 10/31/2030 Atlanta, GA 493 Westridge Pkwy. McDonough GA -- 676,000 3,819 3,515 2031 1/31/2031 Phoenix, AZ 3815 N Cotton Ln. Goodyear AZ 5 488,400 5,266 4,689 2/28/2031 Greenville/Spartanburg, SC 1021 Tyger Lake Rd. Spartanburg SC -- 213,200 1,043 1,027 3/31/2031 Cleveland, TN 1520 Lauderdale Memorial Hwy. Cleveland TN -- 851,370 3,592 2,792 Indianapolis, IN 19 Bob Glidden Blvd. Whiteland IN -- 530,400 2,190 2,083 5/31/2031 DC/Baltimore, MD 291 Parkside Dr. Winchester VA -- 344,700 1,726 1,666 6/30/2031 Nashville, TN 6050 Dana Way Antioch TN -- 352,275 1,543 1,467 7/31/2031 Atlanta, GA 51 Busch Dr. Cartersville GA -- 328,000 1,646 1,555 9/30/2031 Atlanta, GA 41 Busch Dr. Cartersville GA -- 276,705 1,590 1,526 11/30/2031 Indianapolis, IN 5424 Albert S. White Dr. Whitestown IN -- 1,016,244 3,897 3,701 12/18/2031 DC/Baltimore, MD 80 Tyson Dr. Winchester VA -- 400,400 2,368 2,336 12/31/2031 Phoenix, AZ 1515 South 91st Ave. Phoenix AZ -- 161,982 1,274 1,195 Cincinnati/Dayton, OH 200 Richard Knock Way Walton KY -- 232,500 1,271 1,195 Columbus, OH 351 Chamber Dr. Chillicothe OH -- 352,655 1,965 1,859 2032 2/28/2032 Cincinnati/Dayton, OH 675 Gateway Blvd. Monroe OH -- 143,664 938 916 4/30/2032 Houston, TX 13930 Pike Rd. Missouri City TX -- - 2,123 2,173 Cincinnati/Dayton, OH 300 Richard Knock Way Walton KY -- 544,320 2,411 2,259 2033 3/31/2033 Phoenix, AZ 3405 S. McQueen Rd. Chandler AZ -- 201,784 4,498 4,251 8/31/2033 Phoenix, AZ 3595 N Cotton Ln. Goodyear AZ 5 392,278 3,264 2,972 10/31/2033 Columbus, OH 9800 Schuster Way Etna OH 6 1,074,840 6,130 5,213 2034 2/28/2034 Columbus, OH 191 Arrowhead Dr. Hebron OH -- 250,410 1,591 1,334 10/31/2034 Champaign-Urbana, IL 1001 Innovation Rd. Rantoul IL -- 813,126 4,196 4,153 Dallas/Ft. Worth, TX 17505 Interstate Hwy. 35W Northlake TX -- 500,556 3,590 2,353 12/31/2034 Greenville/Spartanburg, SC 21 Inland Pkwy. Greer SC -- 1,318,680 5,544 5,434 Table of Contents 25

PROPERTY LEASES AND VACANCIES - 3/31/2024 Year of Lease Expiration Date of Lease Expiration CoStar Market (1) Property Location City State Note Sq. Ft. Leased or Available (2) Annualized Base Rent as of 3/31/2024 ($000) Annualized Cash Base Rent ("ABR") as of 3/31/2024 ($000) INDUSTRIAL PROPERTIES WAREHOUSE/DISTRIBUTION 2035 4/30/2035 Greenville/Spartanburg, SC 170 Smith Farms Pkwy. Greer SC 3 797,936 4,322 3,822 6/30/2035 Dallas/Ft. Worth, TX 2115 East Belt Line Rd. Carrollton TX -- 298,653 1,361 1,196 7/31/2035 Central Florida 3775 Fancy Farms Rd. Plant City FL -- 180,308 1,278 1,100 2036 5/31/2036 Central Florida 5275 Drane Field Rd. Lakeland FL -- 117,440 787 708 Charlotte, NC 671 Washburn Switch Rd. Shelby NC -- 673,425 2,786 2,714 11/30/2036 Phoenix, AZ 17510 W. Thomas Rd. Goodyear AZ -- 468,182 4,304 3,967 2037 3/31/2037 Dallas/Ft. Worth, TX 4005 E. I-30 Grand Prairie TX -- 215,000 1,872 1,732 5/31/2037 Phoenix, AZ 8989 W Buckeye Rd. Phoenix AZ -- 268,872 2,368 2,050 2038 3/31/2038 Houston, TX 13600/13901 Industrial Road Houston TX -- 132,449 6,773 6,445 WAREHOUSE/DISTRIBUTION INDUSTRIAL SUBTOTAL - SINGLE TENANT 53,965,718 270,670 262,731 Table of Contents 26

PROPERTY LEASES AND VACANCIES - 3/31/2024 Year of Lease Expiration Date of Lease Expiration CoStar Market (1) Property Location City State Note Sq. Ft. Leased or Available (2) Annualized Base Rent as of 3/31/2024 ($000) Annualized Cash Base Rent ("ABR") as of 3/31/2024 ($000) INDUSTRIAL PROPERTIES WAREHOUSE/DISTRIBUTION - NOT STABILIZED (7) 2029 1/31/2029 Central Florida 1075 NE 30th St. Ruskin FL 8 57,690 604 574 N/A Vacancy Dallas/Ft. Worth, TX 3115 N Houston School Rd. Lancaster TX -- 124,450 - - WAREHOUSE/DISTRIBUTION INDUSTRIAL SUBTOTAL - NOT STABILIZED 182,140 604 574 MULTI-TENANT / AVAILABLE FOR LEASE (9) (10) N/A Various Greenville/Spartanburg, SC 7820 Reidville Rd Greer SC 11 (100%) 210,820 1,292 1,270 Vacancy Central Florida 3343 NW 44th Avenue Ocala FL 12 1,085,280 - - Indianapolis, IN 2463 N Buck Creek Rd. Greenfield IN 12 1,053,360 - - Memphis, TN 6495 Polk Ln. Olive Branch MS -- 118,211 - - Columbus, OH 2155 Rohr Rd. Lockbourne OH -- 320,190 - - MULTI-TENANT WAREHOUSE/DISTRIBUTION TOTAL 2,787,861 1,292 1,270 INDUSTRIAL DEVELOPMENT LEASED LAND 2042 11/5/2042 Phoenix, AZ 501-42-015 B (Parcel Number) Phoenix AZ 13 - 7,619 5,228 INDUSTRIAL DEVELOPMENT LEASED LAND TOTAL - 7,619 5,228 INDUSTRIAL TOTAL/WEIGHTED AVERAGE 95.5% Leased (14) 56,935,719 280,185$ 269,803$ Table of Contents 27

PROPERTY LEASES AND VACANCIES - 3/31/2024 Year of Lease Expiration Date of Lease Expiration CoStar Market (1) Property Location City State Note Property Type Sq. Ft. Leased or Available (2) Annualized Base Rent as of 3/31/2024 ($000) Annualized Cash Base Rent ("ABR") as of 3/31/2024 ($000) OTHER PROPERTIES SINGLE TENANT OFFICE/OTHER 2024 5/31/2024 Charlotte, NC 3476 Stateview Blvd. Fort Mill SC 15 Office 169,083 2,014 2,156 Charlotte, NC 3480 Stateview Blvd. Fort Mill SC 15 Office 169,218 2,088 2,158 2048 12/31/2048 DC/Baltimore, MD 30 Light St. Baltimore MD -- Other - 311 311 TOTAL OTHER/WEIGHTED AVERAGE 100% Leased 338,301 4,413$ 4,625$ TOTAL CONSOLIDATED PORTFOLIO/WEIGHTED AVERAGE 95.5% Leased (14) 57,274,020 284,598$ 274,428$ Table of Contents 28

PROPERTY LEASES AND VACANCIES - 3/31/2024 Year of Lease Expiration Date of Lease Expiration CoStar Market (1) Property Location City State Note Sq. Ft. Leased or Available (2) LXP % Ownership Annualized Base Rent as of 3/31/2024 ($000) Annualized Cash Base Rent ("ABR") as of 3/31/2024 ($000) 3/31/2024 Debt Balance ($000) Debt Maturity NON-CONSOLIDATED PROPERTIES NNN MFG COLD JV PROPERTIES 2025 6/30/2025 Nashville, TN 301 Bill Bryan Blvd. Hopkinsville KY 16 424,904 20% 1,698 1,687 381,000 01/2025 Elizabethtown-Fort Knox, KY 730 North Black Branch Rd. Elizabethtown KY 16 167,770 20% 709 537 - -- Elizabethtown-Fort Knox, KY 750 North Black Branch Rd. Elizabethtown KY 16 539,592 20% 2,630 2,838 - -- Owensboro, KY 4010 Airpark Dr. Owensboro KY 16 211,598 20% 990 1,208 - -- 7/14/2025 Charlotte, NC 590 Ecology Ln. Chester SC 16 420,597 20% 2,190 2,574 - -- 2026 11/30/2026 Lumberton, NC 2880 Kenny Biggs Rd. Lumberton NC 16 423,280 20% 1,714 1,712 - -- 2027 8/31/2027 Greenville/Spartanburg, SC 50 Tyger River Dr. Duncan SC 16 221,833 20% 1,062 1,136 - -- 12/31/2027 Cincinnati/Dayton, OH 10590 Hamilton Ave. Cincinnati OH 16 264,598 20% 861 845 - -- 2028 9/30/2028 West Michigan 904 Industrial Rd. Marshall MI 16 246,508 20% 835 816 - -- 12/31/2028 Nashville, TN 120 Southeast Pkwy. Dr. Franklin TN 16 289,330 20% 833 735 - -- 2029 4/30/2029 Portland/South Portland, ME 113 Wells St. North Berwick ME 16 993,685 20% 1,672 1,627 - -- 11/24/2029 Anniston-Oxford, AL 318 Pappy Dunn Blvd. Anniston AL 16 276,782 20% 1,842 1,797 - -- 2030 10/31/2030 Detroit, MI 43955 Plymouth Oaks Blvd. Plymouth MI 16 311,612 20% 1,872 1,658 - -- 2031 6/30/2031 Cincinnati/Dayton, OH 10000 Business Blvd. Dry Ridge KY 16 336,350 20% 1,607 1,488 - -- 10/31/2031 Chicago, IL 1020 W. Airport Rd. Romeoville IL 16 188,166 20% 4,041 3,889 - -- 2032 10/31/2032 Detroit, MI 26700 Bunert Rd. Warren MI 17 260,243 20% 4,194 3,805 25,850 11/2032 12/31/2032 Bingen, WA 901 East Bingen Point Way Bingen WA 16 124,539 20% 736 2,782 - -- 2033 9/30/2033 Crossville, TN 900 Industrial Blvd. Crossville TN 16 222,200 20% 704 631 - -- 2034 9/30/2034 Las Vegas, NV 5670 Nicco Way North Las Vegas NV 16 180,235 20% 2,825 2,557 - -- 2035 3/31/2035 Houston, TX 13863 Industrial Rd. Houston TX 16 187,800 20% 2,604 2,348 - -- Houston, TX 7007 F.M. 362 Rd. Brookshire TX 16 262,095 20% 2,041 1,843 - -- 2042 5/31/2042 Columbus, GA 4801 North Park Dr. Opelika AL 16 165,493 20% 3,465 2,822 - -- NNN MFG COLD JV TOTAL/WEIGHTED AVERAGE 100% Leased 6,719,210 41,125$ 41,335$ 406,850$ Table of Contents 29

PROPERTY LEASES AND VACANCIES - 3/31/2024 Year of Lease Expiration Date of Lease Expiration CoStar Market (1) Property Location City State Note Sq. Ft. Leased or Available (2) LXP % Ownership Annualized Base Rent as of 3/31/2024 ($000) Annualized Cash Base Rent ("ABR") as of 3/31/2024 ($000) 3/31/2024 Debt Balance ($000) Debt Maturity NON-CONSOLIDATED PROPERTIES NNN OFFICE JV PROPERTIES 2025 12/31/2025 Dallas/Ft. Worth, TX 4001 International Pkwy. Carrollton TX 18 138,443 20% 2,534 2,698 29,810 09/2025 2026 3/31/2026 Columbus, OH 500 Olde Worthington Rd. Westerville OH 18 72,965 20% 1,010 976 - -- 2027 6/30/2027 Kansas City, MO 3902 Gene Field Rd. St. Joseph MO 18 98,849 20% 2,116 2,155 - -- 7/6/2027 Columbus, OH 2221 Schrock Rd. Columbus OH 18 42,290 20% 684 697 - -- 2029 6/30/2029 Atlanta, GA 2500 Patrick Henry Pkwy. McDonough GA 18 111,911 20% 1,691 1,555 - -- Columbus, OH 500 Olde Worthington Rd. Westerville OH 18 11,246 20% 129 129 - -- 2032 4/30/2032 Charlotte, NC 1210 AvidXchange Ln. Charlotte NC 19 201,450 20% 6,025 5,813 46,900 12/2024 01/2033 2033 5/31/2033 Dallas/Ft. Worth, TX 8900 Freeport Pkwy. Irving TX 18 60,736 20% 1,302 1,215 - -- N/A Vacancy Columbus, OH 500 Olde Worthington Rd. Westerville OH 18 13,536 20% - - - -- Philadelphia, PA 25 Lakeview Dr. Jessup PA 20 - 20% - - - -- Dallas/Ft. Worth, TX 8900 Freeport Pkwy. Irving TX 18 200,569 20% - - - -- NNN OFFICE JV TOTAL/WEIGHTED AVERAGE 77.5% Leased 951,995 15,491$ 15,238$ 76,710$ NON-CONSOLIDATED TOTAL/WEIGHTED AVERAGE 97.2% Leased 7,671,205 56,616$ 56,573$ 483,560$ 11 Represents percent leased. 1 Based on CoStar.com inventory data. 12 LXP has an 80% interest in this property. 2 Square footage leased or available. 13 Industrial development land ground lease. LXP has a 95.5% interest in this property. 3 LXP has a 90% interest in this property. 14 Percent leased is for Stabilized Portfolio. 4 15 Property held for sale at 3/31/2024. 16 5 LXP has a 93% interest in this property. 6 17 Interest rate is fixed at 5.38%. 18 7 Property not in Stabilized Portfolio at 3/31/2024. 8 Partial completion of the South Shore development project. 19 Interest rate is fixed and ranges from 5.0% to 5.3%. 9 Multi-tenant properties are properties less than 50% leased to a single tenant. 20 Building was demolished during the fourth quarter of 2023. 10 21 Subsequent to 3/31//2024, lease extended to 4/30/2029. 22 Subsequent to 3/31//2024, lease extended to 9/30/2029. The available for lease Stabilized Portfolio properties incurred approximately $0.5 million in operating expenses, net for the three months ended 3/31/2024. All debt is cross-collateralized and cross-defaulted. Rate is one month Term SOFR plus 350 bps. One month Term SOFR is capped at 5.5% through maturity. Footnotes Property includes four warehouses (252,351 square feet each) and one other property (25,066 square feet). All debt is cross-collateralized and cross-defaulted. Rate is one month Term SOFR plus 245 bps. One month Term SOFR is capped at 4.58% through 01/2025. LXP purchased its partner's noncontrolling interest in 1Q 2024 and has a 100% interest in this property. Table of Contents 30

MORTGAGES AND NOTES PAYABLE Footnotes Debt Balance ($000) Interest Rate (%) Maturity (a) Current Estimated Annual Debt Service ($000) (b) Balloon Payment ($000) INDUSTRIAL (c) Long Island City, NY 19,560$ 3.500% 03/2028 5,245$ -$ Goodyear, AZ 40,002 4.290% 08/2031 2,484 33,399 59,562$ 4.031% 6.2 7,729$ 33,399$ CORPORATE (e) Senior Notes 198,932$ 4.400% 06/2024 8,753$ 198,932$ Revolving Credit Facility (f) - - 07/2026 - - Term Loan (g) 300,000 2.722% 01/2027 8,279 300,000 Senior Notes (h) 300,000 6.750% 11/2028 20,250 300,000 Senior Notes 400,000 2.700% 09/2030 10,800 400,000 Senior Notes 400,000 2.375% 10/2031 9,500 400,000 Trust Preferred Notes (i) 129,120 7.279% 04/2037 9,529 129,120 1,728,052$ 3.870% 5.5 67,111$ 1,728,052$ Total/Wtd. Avg./Years Remaining (d) (j) 1,787,614$ 3.875% 5.5 74,840$ 1,761,451$ Subtotal/Wtd. Avg./Years Remaining (d) 3/31/2024 Property Industrial Subtotal/Wtd. Avg./Years Remaining (d) Table of Contents 31

MORTGAGES AND NOTES PAYABLE (CONTINUED) ($000) GAAP Balance Deferred Loan Costs, net Discounts Gross Balance Mortgages and notes payable (c) 58,843$ 719$ -$ 59,562$ Term loans payable (e) 297,027 2,973 - 300,000 Senior notes payable(e) 1,286,711 7,924 4,297 1,298,932 Trust preferred securities (e) 127,819 1,301 - 129,120 Consolidated debt 1,770,400$ 12,917$ 4,297$ 1,787,614$ (a) Subtotal and total based on weighted-average term to maturity shown in years based on debt balance. (b) Remaining payments for debt with less than 12 months to maturity, all others are debt service for next 12 months. (c) Secured. (d) Total shown may differ from detailed amounts due to rounding. (e) Unsecured. (f) (g) (h) A portion of the net proceeds were invested on a short-term basis and are intended for use to repay the 2024 Senior Notes at or near maturity. (i) Rate is three month term SOFR plus a 0.26% adjustment plus a spread of 170 bps. (j) See reconciliations of non-GAAP measures in this document. Footnotes 3/31/2024 Rate ranges from Adjusted Daily Simple SOFR or Adjusted Term SOFR plus 0.725% to 1.40%. Availability of $600 million, subject to covenant compliance. Maturity date can be extended to July 2027, subject to certain conditions. Rate ranges from Adjusted Term SOFR plus 0.85% to 1.65%. The Adjusted Term SOFR portion of the interest rate was swapped to obtain a current fixed rate of 2.722% until January 31, 2025. Table of Contents 32

DEBT MATURITY SCHEDULE ($000) Year Mortgage Scheduled Amortization Mortgage Balloon Payments Corporate Debt 2024 - remaining 4,048$ -$ 198,932$ 2025 5,570 - - 2026 5,773 - - 2027 5,984 - 300,000 2028 2,223 - 300,000 23,598$ -$ 798,932$ Footnotes (1) Percentage denotes weighted-average interest rate. (2) Consolidated Properties 3/31/2024 Rate is fixed at 2.722% via interest rate swaps through 01/2025, then floating at Adjusted Term SOFR, plus 100 basis points (current spread) through 01/2027. Table of Contents 33

DEBT COVENANTS (1) CORPORATE LEVEL DEBT MUST BE: 3/31/2024 Maximum Leverage < 60% 34.0% Fixed Charge Coverage > 1.5x 2.9x Recourse Secured Indebtedness Ratio < 10% cap value 0.0% Secured Indebtedness Ratio < 40% 3.3% Unsecured Debt Service Coverage > 2.0x 3.7x Unencumbered Leverage < 60% 36.3% Debt to Total Assets < 60% 35.4% Secured Debt to Total Assets < 40% 1.2% Debt Service Coverage > 1.5x 3.9x Unencumbered Assets to Unsecured Debt > 150% 282.8% Footnotes (1) Bank Loans: Bonds: The above is a summary of the key financial covenants for LXP's credit facility and term loan and senior notes, as of March 31, 2024 and as defined and calculated per the terms of the credit facility and term loan and senior notes, as of such date. These calculations are presented to show LXP's compliance with such covenants only and are not measures of LXP's liquidity or performance. Table of Contents 34

COMPONENTS OF NET ASSET VALUE ($000) Consolidated properties quarterly net operating income (NOI) (1) In service assets not fairly valued by capitalized NOI method (1) Industrial 63,593$ Consolidated assets placed in service (our share) in the quarter 164,468$ Other 78 Consolidated assets less than 70% leased 46,319$ Total Net Operating Income 63,671$ Other assets: Assets held for sale - consolidated 25,123$ LXP's share of non-consolidated quarterly NOI (1) Investment in a sales-type lease(2) 61,232 NNN OFFICE JV Construction in progress 6,421 Office 636$ Developable land - consolidated(3) 80,649 NNN MFG Cold JV Developable land - non-consolidated(3) 14,000 Industrial 2,041$ Development investment - consolidated(3) 128,879 Cash and cash equivalents 163,213 Short-term investments 130,552 Other quarterly income Restricted cash 222 Advisory fees 1,044$ Accounts receivable 4,545 Other assets 24,171 Total other assets 639,007$ Three months ended Liabilities: NOI for NAV Reconciliation: 3/31/2024 Corporate level debt (face amount) 1,728,052$ NOI as reported 66,414$ Mortgages and notes payable (face amount) 59,562 Adjustments to NOI: Dividends payable 39,572 Disposed of properties (6) Liabilities held for sale - consolidated 622 Leases commenced or with free rent period 1,165 Accounts payable, accrued expenses and other liabilities 97,300 Held for sale assets (1,617) Preferred stock, at liquidation value 96,770 Assets acquired/completed in 2024 (324) LXP's share of non-consolidated mortgages (face amount) 96,712 Investment in a sales-type lease (1,307) Total deductions 2,118,590$ Assets less than 70% leased / Other (654) NOI for NAV 63,671$ Common shares at 3/31/2024 294,289,569 Footnotes (1) (2) Our share of carrying value excluding allowance for credit loss. (3) At cost incurred. 3/31/2024 The purpose of providing the following information is to enable readers to derive their own estimates of net asset value. This information is not intended to be an asset-by-asset or enterprise valuation. Three months ended 3/31/2024 NOI for the existing property portfolio at March 31, 2024, includes one quarter of annualized NOI for non-commenced leases and leases with free rent periods (excludes NOI related to assets undervalued by a capitalized NOI method, not in service leased development projects and assets held for sale). Assets undervalued by a capitalized NOI method are identified generally by under 70% leased during the period, assets placed in service and assets acquired in the quarter. For assets in this category an NOI capitalization approach is not appropriate, and accordingly, LXP's net book value has been used. Table of Contents 35

SELECT CREDIT METRICS DEFINITIONS ($000) Adjusted Company FFO Payout: Three months ended March 31, 2024 (Debt + Preferred) / Gross Assets: Three months ended March 31, 2024 Common share dividends per share 0.13$ Consolidated debt 1,770,400$ Adjusted Company FFO per diluted share 0.16 Preferred shares liquidation preference 96,770 Adjusted Company FFO payout ratio 81.3% Debt and preferred 1,867,170$ Unencumbered Assets: Total assets 4,156,368$ Real estate, at cost 4,497,064$ Plus depreciation and amortization: Held for sale real estate and intangible assets, at cost 39,314 Real estate 936,474 Investment in a sales-type lease(1) 64,117 Deferred lease costs 11,580 less encumbered real estate, at cost (110,987) Held for sale assets 14,452 Unencumbered assets 4,489,508$ Gross assets 5,118,874$ Unencumbered NOI: NOI 66,414$ (Debt + Preferred) / Gross Assets 36.5% Disposed of properties NOI (6) Adjusted NOI 66,408 Debt / Gross Assets: less encumbered adjusted NOI (2,362) Consolidated debt 1,770,400$ Unencumbered adjusted NOI 64,046$ Gross assets 5,118,874$ Unencumbered NOI % 96.4% Debt / Gross assets 34.6% Net Debt / Adjusted EBITDA: Adjusted EBITDA 258,878$ Secured Debt / Gross Assets: Total Secure Debt 58,843$ Consolidated debt 1,770,400$ less consolidated cash and cash equivalents (163,213) Gross assets 5,118,874$ less consolidated short term investments (130,552) Non-consolidated debt, net 94,608 Secured Debt / Gross Assets 1.1% Net debt 1,571,243$ Unsecured Debt / Unencumbered Assets: Net debt / Adjusted EBITDA 6.1x Consolidated debt 1,770,400$ less mortgages and notes payable (58,843) (Net Debt + Preferred) / Adjusted EBITDA: Unsecured Debt 1,711,557$ Adjusted EBITDA 258,878$ Unencumbered assets 4,489,508$ Net debt 1,571,243$ Preferred shares liquidation preference 96,770 Unsecured Debt / Unencumbered Assets 38.1% Net debt + preferred 1,668,013$ (Net Debt + Preferred) / Adjusted EBITDA 6.4x For the 12/31/2023, 12/31/2022 and 12/31/2021 Select Credit Metric reconciliation see corresponding period Quarterly Supplemental Information. (1) At carrying value excluding allowance for credit loss. Table of Contents 36

NON-GAAP MEASURES DEFINITIONS LXP has used non-GAAP financial measures as defined by the Securities and Exchange Commission Regulation G in this Quarterly Supplemental Information and in other public disclosures. LXP believes that the measures defined below are helpful to investors in measuring our performance or that of an individual investment. Since these measures exclude certain items which are included in their respective most comparable Generally Accepted Accounting Principles (“GAAP”) measures, reliance on the measures has limitations; management compensates for these limitations by using the measures simply as supplemental measures that are weighed in balance with other GAAP measures. These measures are not necessarily indications of our cash flow available to fund operations. Additionally, they should not be used as an alternative to the respective most comparable GAAPmeasures when evaluating LXP's financial performance or cash flow from operating, investing, or financing activities or liquidity. Definitions: Adjusted EBITDA: Adjusted EBITDA represents EBITDA (earnings before interest, taxes, depreciation and amortization) modified to include other adjustments to GAAP net income for gains on sales of properties, non-cash sales-type lease adjustments, impairment charges, debt satisfaction gains (losses), net, non-cash charges, net, straight-line adjustments, change in credit loss revenue, non-recurring charges and adjustments for pro-rata share of non-wholly owned entities. LXP’s calculation of Adjusted EBITDA may not be comparable to similarly titled measures used by other companies. LXP believes that net income is the most directly comparable GAAP measure to Adjusted EBITDA. Annualized Cash Base Rent ("ABR"): Annualized Cash Base Rent is calculated by multiplying the current monthly Cash Base Rent by 12. For leases in free rent periods or that were signed prior to the end of the quarter but have not commenced, the first full Cash Base Rent payment is multiplied by 12. Excludes not in service leased development projects. LXP believes ABR provides a meaningful indication of an investment's ability to fund cash needs. Annualized Base Rent: Annualized Base rent is calculated by multiplying the current monthly Base Rent by 12. For leases signed prior to the end of the quarter but have not commenced, the first Base Rent is multiplied by 12. LXP believes Annualized Base Rent provides a meaningful measure to the net lease structure of the portfolio. Base Rent: Base Rent is calculated by making adjustments to GAAP rental revenue to exclude billed tenant reimbursements and lease termination income and to include ancillary income. Base Rent excludes reserves/write-offs of deferred rent receivable, as applicable. LXP believes Base Rent provides a meaningful measure due to the net lease structure of leases in the portfolio. Cash Base Rent: Cash Base Rent is calculated by making adjustments to GAAP rental revenue to remove the impact of GAAP required adjustments to rental income such as adjustments for straight-line rents related to free rent periods and contractual rent increases. Cash Base Rent excludes billed tenant reimbursements, non-cash sales-type lease income and lease termination income, and includes ancillary income. LXP believes Cash Base Rent provides a meaningful indication of an investments ability to fund cash needs. Table of Contents 37

NON-GAAP MEASURES DEFINITIONS Company Funds Available for Distribution (“FAD”): FAD is calculated by making adjustments to Adjusted Company FFO (see below) for (1) straight-line adjustments, (2) lease incentive amortization, (3) amortization of above/below market leases, (4) lease termination payments, net, (5) non-cash income related to sales-type leases, (6) non-cash interest, (7) non-cash charges, net, (8) capitalized interest and internal costs, (9) cash paid for second generation tenant improvements, and (10) cash paid for second generation lease costs. Although FAD may not be comparable to that of other real estate investment trusts (“REITs”), LXP believes it provides a meaningful indication of its ability to fund its quarterly distributions. FAD is a non-GAAP financial measure and should not be viewed as an alternative measurement of operating performance to net income, as an alternative to net cash flows from operating activities or as a measure of liquidity. First Generation Costs: Represents cash spend for tenant improvements, leasing costs and expenditures contemplated at acquisition for recently acquired properties with vacancy. Because all companies do not calculate First Generation Costs the same way, LXP's presentation may not be comparable to similarly titled measures of other. Funds from Operations (“FFO”) and Adjusted Company FFO: LXP believes that Funds from Operations, or FFO, which is a non-GAAP measure, is a widely recognized and appropriate measure of the performance of an equity real estate investment trust (“REIT”). LXP believes FFO is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results. FFO is intended to exclude GAAP historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. As a result, FFO provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities, interest costs and other matters without the inclusion of depreciation and amortization, providing perspective that may not necessarily be apparent from net income. The National Association of Real Estate Investment Trusts, or Nareit, defines FFO as “net income (calculated in accordance with GAAP), excluding depreciation and amortization related to real estate, gains and losses from the sales of certain real estate assets, gains and losses from change in control and impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in value of depreciable real estate held by the entity. The reconciling items include amounts to adjust earnings from consolidated partially-owned entities and equity in earnings of unconsolidated affiliates to FFO.” FFO does not represent cash generated from operating activities in accordance with GAAP and is not indicative of cash available to fund cash needs. LXP presents FFO available to common shareholders and unitholders - basic and also presents FFO available to all equityholders and unitholders - diluted on a company-wide basis as if all securities that are convertible, at the holder's option, into LXP's common shares, are converted at the beginning of the period. LXP also presents Adjusted Company FFO available to all equityholders and unitholders - diluted which adjusts FFO available to all equityholders and unitholders - diluted for certain items which we believe are not indicative of the operating results of LXP's real estate portfolio. LXP believes this is an appropriate presentation as it is frequently requested by security analysts, investors and other interested parties. Since others do not calculate these measures in a similar fashion, these measures may not be comparable to similarly titled measures as reported by others. These measures should not be Table of Contents 38

NON-GAAP MEASURES DEFINITIONS Net Operating Income (NOI): NOI is a measure of operating performance used to evaluate the individual performance of an investment. This measure is not presented or intended to be viewed as a liquidity or performance measure that presents a numerical measure of LXP's historical or future financial performance, financial position or cash flows. LXP defines NOI as operating revenues (rental income (less GAAP rent adjustments, non-cash income related to sales-type leases, and lease termination income, net) and other property income) less property operating expenses. Other REITs may use different methodologies for calculating NOI, and accordingly, LXP's NOI may not be comparable to that of other companies. Because NOI excludes general and administrative expenses, interest expense, depreciation and amortization, acquisition-related expenses, other nonproperty income and losses, and gains and losses from property dispositions, it provides a performance measure that, when compared year over year, reflects the revenues and expenses directly associated with owning and operating commercial real estate and the impact to operations from trends in occupancy rates, rental rates, and operating costs, providing a perspective on operations not immediately apparent from net income. LXP believes that net income is the most directly comparable GAAP measure to NOI. Same-Store NOI: Same-Store NOI represents the NOI for consolidated properties that were owned, stabilized and included in our portfolio for the entirety of the two comparable reporting periods. As Same-Store NOI excludes the change in NOI from acquired and disposed of properties, it highlights operating trends such as occupancy levels, rental rates and operating costs on properties. Other REITs may use different methodologies for calculating Same-Store NOI, and accordingly, LXP's Same-Store NOI may not be comparable to other REITs. Management believes that Same-Store NOI is a useful supplemental measure of LXP's operating performance. However, Same-Store NOI should not be viewed as an alternative measure of LXP's financial performance since it does not reflect the operations of LXP's entire portfolio, nor does it reflect the impact of general and administrative expenses, acquisition-related expenses, interest expense, depreciation and amortization costs, other nonproperty income and losses, the level of capital expenditures and leasing costs necessary to maintain the operating performance of LXP's properties, or trends in development and construction activities which are significant economic costs and activities that could materially impact LXP's results from operations. LXP believes that net income is the most directly comparable GAAP measure to Same- Store NOI. Second Generation Costs: Represents cash spend for tenant improvements and leasing costs to maintain revenues at existing properties and are a component of the FAD calculation. LXP believes that second generation building improvements represent an investment in existing stabilized properties. Stabilized Portfolio: All real estate properties other than non-stabilized properties. LXP considers stabilization to occur upon the earlier of 90% occupancy of the property or from cessation of major construction activities. Non-stabilized, substantially completed development projects are classified within investments in real estate under construction. If some portions of a development project are substantially complete and ready for use and other portions have not yet reached that stage, LXP ceases capitalizing costs on the completed portion of the project but continue to capitalize costs for the incomplete portion. When a portion of the development project is substantially complete and ready for its intended use, the classification changes from investments in real estate under construction to operating, the project is placed in service and depreciation commences. Table of Contents 39

APPENDIX - OTHER PORTFOLIO Year Number of Leases Expiring ABR as of 3/31/2024 ($000) Percent of ABR as of 3/31/2024 Percent of ABR as of 3/31/2023 # of Properties 3 2024 - remaining 2 4,314$ 93.3% 42.1% Square Feet 338,301 2025 - - 0.0% 11.1% % Investment Grade (1) 93.3% 2026 - - 0.0% 0.0% % of ABR(2) 1.7% 2027 - - 0.0% 0.6% % Leased 100.0% 2028 - - 0.0% 0.0% Weighted-Average Age (Years)(3) 20.8 2029 - - 0.0% 0.0% Weighted-Average ABR per SF(4) $12.75 2030 - - 0.0% 0.0% Weighted-Average Lease Term (Years)(5) 1.8 2031 - - 0.0% 9.2% % with Fixed Escalation(6) 100.0% 2032 - - 0.0% 0.0% Average Annual Rent Escalation(6) 0.8% 2033 - - 0.0% 0.0% Thereafter 1 311 6.7% 1.6% Total (8) 3 4,625$ 100.0% Footnotes (1) Percent of ABR. Credit ratings based upon either tenant, guarantor or parent/ultimate parent. (2) Based on ABR for consolidated properties owned. (3) Weighting based on square footage, excluding land parcels. (4) Excludes land assets and all vacant square footage. (5) Weighting based on ABR. (6) Based on ABR. Average Annual Rent Escalation based on next rent step percentages. (7) Average Annual Rent Escalation based on next rent step percentages for leases with escalations. Excludes escalating leases in last year after last escalation. (8) Total shown may differ from detailed amounts due to rounding. 3/31/2024 Additional Information LEASE ROLLOVER SCHEDULE Table of Contents 40

Investor Information Transfer Agent Computershare Overnight Correspondence: PO Box 43006 150 Royall Street, Suite 101 Providence, RI 02940 Canton, MA 02021 (800) 850-3948 www-us.computershare.com/investor Investor Relations Heather Gentry Senior Vice President, Investor Relations Telephone (direct) (212) 692-7219 E-mail hgentry@lxp.com Research Coverage Bank of America Camille Bonnel (416) 369-2140 Green Street Advisors Vince Tibone (949) 640-8780 JMP Securities Mitch Germain (212) 906-3537 KeyBanc Capital Markets Inc. Todd Thomas (917) 368-2286 Evercore Partners Steve Sakwa (212) 446-9462 Jim Kammert (312) 705-4233 Jefferies & Company, Inc. Jon Petersen (212) 284-1705 J.P. Morgan Chase Anthony Paolone (212) 622-6682 Table of Contents 41

LXP INDUSTRIAL TRUST ■ 515 N. FLAGLER DRIVE ■ SUITE 408 ■ WEST PALM BEACH, FL 33401 ■ WWW.LXP.COM